Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ Frederick W. Anton III Frederick W. Anton III

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ John W. Smithson John W. Smithson

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ James F. Malone III James F. Malone III

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ John W. Miller, Jr. John W. Miller, Jr.

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ Edward H. Owlett Edward H. Owlett

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ Joseph H. Foster Joseph H. Foster

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ Anne S. Genter Anne S. Genter

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ Louis I. Pollock Louis I. Pollock

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ L. J. Rowell, Jr. L. J. Rowell, Jr.

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ Paul I. Detwiler, Jr. Paul I. Detwiler, Jr.

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ Thomas J. Gallen Thomas J. Gallen

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ Louis N. McCarter III Louis N. McCarter III

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the “Securities Act”), of:

any and all registration statements pertaining to employee benefit plans of PMA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of deferred compensation obligations under the PMA Capital Corporation Executive Deferred Compensation Plan and amendments to such registration statement on Form S-8; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

/s/ Roderic H. Ross Roderic H. Ross